Exhibit 1



                              CONVERSION AGREEMENT

     AN AGREEMENT made the day of , 1996 by and between the Preferred Stockholder (hereinafter "Holder") whose name is subscribed below and whose name, address and shareholdings are identified on Appendix I attached hereto, and InMedica Development Corporation, a Utah corporation, with its principal place of business at 60 South 600 East, Suite 150, Salt Lake City, Utah, (hereinafter, "InMedica" or the "Company").

                                    RECITALS

     Whereas the Preferred Stock of the Company by its terms is presently convertible to common stock of the Company at the conversion rate of six shares of common stock per one share of Preferred Stock; and

     Whereas the Company desires to afford the Holder the opportunity to consider and give notice of conversion as required by the Articles of Incorporation of the Company if the Holder desires to do so; and

     Whereas the undersigned Holder is knowledgeable regarding the business, and affairs of the Company, has had opportunity to ask and receive answers to questions regarding the Company, and has reviewed or had opportunity to review disclosure documents regarding the Company and now considers himself to be fully informed and in possession of every material fact he deems necessary in order to consider the exercise of his conversion rights with respect to the Preferred Stock;

     NOW THEREFORE, in consideration of the mutual agreements contained herein, the parties agree as follows:

          1. Notice and Exchange. Holder hereby gives notice of conversion of his Preferred shares to common stock of the Company on the basis of six common shares per each Preferred share presently outstanding. Holder will deliver a signed copy of this agreement and his Preferred Stock Certificate endorsed in blank to the Company.


          2. Issuance of Shares. Upon receipt by the Company of this signed Agreement and the Preferred Stock certificate of the Holder, the Company will issue to Holder six restricted common shares, $.001 par value, of the Company for each preferred share presently outstanding in the preferred shareholder's name.

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          3. Effective Date and Dividends. Holder and the Company agree that the exchange transaction contemplated by this Agreement, shall be effective as of November 1, 1996, upon the acceptance by the Company of the Holders' Agreement,
notwithstanding   the  actual  date  of   delivery  of  the  stock   certificate
representing the Shares. The parties further agree that the Company shall pay dividends on the preferred stock to Holder only through the third quarter of 1996.

          4.  Conditions.  The   consummation   of   the  exchange   transaction
contemplated by this Agreement is expressly conditioned upon the satisfaction or waiver of the following conditions precedent and subsequent:

4.1 The full and due execution and delivery of this Agreement by Holder and the Company;

4.2 The execution and delivery by Holder of the Questionnaire attached to this Agreement as Exhibit "F" and made a part hereof;

4.3 The continued accuracy and validity of the representations and warranties of Holder set forth in Section 5 and elsewhere in this Agreement;

4.4  The approval of this Agreement by InMedica;


          5. Representations and Warranties of Holder. Holder hereby agrees, represents and, to the extent the context shall require, warrants to the Company as set forth below and agrees that such agreements, representations and warranties shall expressly survive the consummation of the exchange transaction contemplated hereby and shall be unaffected by any investigation made by any party at any time;

5.1 Holder understands that the Preferred Stock is being exchanged and the Shares are being issued without registration under the Federal Securities Act of 1933, as amended (the "Federal Act"), in reliance upon an exemption or exemptions available under the Federal Act, including those available under
Section 3(a)(9) and/or Section 4(2) and/or Regulation D thereof. Holder further understands that the Preferred Stock is being exchanged and the Shares are being issued pursuant to an exemption from the registration provisions of the applicable state laws and understands that the availability of the exemption or exemptions from registration and qualification under the Federal Act and the state laws depend in part upon the accuracy of certain of the representations, declarations and warranties contained herein, and those which are made in the Questionnaire attached as Exhibit "F" hereto, executed by Holder with the intent that the same may be relied upon by the Company in determining Holder's suitability as

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an investor in the Company.  Holder further  acknowledges  that this transaction has not been and will not be reviewed by the Securities and Exchange Commission nor by the securities administrator of any state.

5.2 Holder is a resident and domiciliary, not a temporary or transient resident, of the State shown as part of Holder's address in Holder's Questionnaire.

5.3 Holder is acquiring the Shares to be issued for investment and not with a view to the public resale or distribution thereof. The undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the Shares or any portion thereof or interest therein, and the undersigned has no present plans to enter into such contract, undertaking, agreement or arrangement.

5.4 Holder acknowledges that the certificate evidencing the Shares, and any and all replacements thereof, shall bear and be subject to legends in substantially the following form affecting the transferability of the Shares and that the Company will place appropriate stop transfer orders with its transfer agent:

"The shares of stock evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, and have been issued in reliance upon one or more exemptions from the requirements for such registration including an exemption for non-public offerings. Accordingly, the sale, transfer, pledge, hypothecation or other disposition of the shares evidenced hereby or any portion thereof or interest therein may not be accomplished in the absence of an effective registration statement under that act, or an opinion of counsel satisfactory in form and substance to the Company to the effect that such a registration is not required."

5.5 Holder further understands and agrees that if he desires to make any transfer of the Shares, the Company is in a position to impede such transfer through prior stop orders placed with its transfer agent or otherwise and that the Company will promptly remove such impediments placed by it only when:

(i) The Company has received a satisfactory opinion of counsel to the effect that the proposed transfer does not require registration or qualification pursuant to the Federal Act or the state laws by reason of an exemption provided thereunder and a representation and agreement of the proposed transferee in form and substance satisfactory to the Company, and the Company shall have advised Holder that such opinion, representation and agreement are satisfactory to the Company; or

(ii) The Company has received a satisfactory opinion of counsel to the effect that the proposed transfer complies with the provisions

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of Rule 144 under the Federal Act and the Company  shall have advised the Holder that such counsel and such opinion are satisfactory to the Company; or

(iii) A Registration statement covering the proposed transfer has been filed with the Securities and Exchange Commission and has been declared effective.

5.6 Holder agrees that, in any event, Holder will not attempt to dispose of the Shares or any portion or interest therein, unless and until the Company has determined to its satisfaction that the proposed disposition does not violate the registration or qualification requirements of the Federal Act or applicable state laws.

5.7 Holder understands that the Company has no obligation or intention to register or qualify the Shares in order to permit sales thereof in accordance with the registration or qualification provisions of the Federal Act or the applicable state laws.

5.8 Holder hereby agrees to indemnify the Company and its officers, directors, agents and attorneys and to hold the Company and such persons harmless from any liability, costs or expenses (including reasonable attorneys' fees) arising as a result of the sale or distribution of the Shares or any portion thereof or interest therein by him in violation of the Federal Act or applicable state laws.

5.9 Holder agrees to indemnify the Company and its officers and directors, agents and attorneys and to hold the Company and such persons harmless from and against any and all loss, damage, liabilities, costs or expenses (including reasonable attorneys' fees) to which they may be put or which they may have incurred by reason of or in connection with any misrepresentation made by Holder, for any breach of any of Holder's warranties or Holder's failure to fulfill any of Holder's covenants or agreements under this Agreement.

5.10 Holder hereby confirms that all statements in the Holder's Questionnaire attached as Exhibit "F" hereto were and remain true and correct and undertakes to immediately notify the Company of any material changes occurring thereto prior to consummation of this exchange transaction.

5.11 Holder acknowledges that Holder and/or Holder's professional advisor have had the opportunity to ask questions of, and receive answers from the Company, and has/have had access to all information concerning the terms and conditions of this exchange and the financial and operating condition of the Company and to obtain additional information to verify the accuracy of such information. Further, Holder has reviewed the disclosure materials included herewith, including the financial statements contained

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therein and is familiar with their contents and further
acknowledges that Holder has had the opportunity and access to obtain further information from the Company regarding such financial, business and management information. Disclosure materials attached hereto are as follows:

Form 10-KSB for the Year Ended 12/31/95 ..........Exhibit A

Articles of Incorporation of InMedica Development
 Corporation, including Series "A" Preferred Stock
 Amendment........................................Exhibit B

Bylaws of InMedica Development Corporation........Exhibit C

Additional Material Information...................Exhibit D

Risk Factors......................................Exhibit E

Questionnaire.....................................Exhibit F

Form 10-QSB for the Quarter Ended 6/30/96.........Exhibit G

Form 8-K dated September 20, 1996.................Exhibit H

5.12 Holder understands that, as indicated above, the Shares to be issued will be restricted securities and, as such, and in addition to the other restrictions described above, the Shares may be subsequently transferred only in accordance with the provisions of Rule 144 under the Federal Act which requires, among other things, that the Shares be held for not less than two years, known as the "holding period", including the tacking of any prior holding period permitted by Rule 144.

5.13 Holder understands that by its terms, this exchange is made at the option of the Holder, and the Holder, is free to accept or reject this Conversion Agreement.

5.14 The number of shares of the Preferred Stock held by Holder as of the date shown, is accurate and represents the full number of shares of the Preferred Stock held by the Holder and that all dividends owning on the Preferred Stock have been paid in full and Holder waives and forever relinquishes any dividends on the Preferred Stock accruing following the third quarter of 1996 and thereafter.

5.15 Holder understands that Larry E. Clark, the Company's Chief Executive Officer, purchased from Allan L. Kaminsky, then CEO of the Company, 1,000,000 shares of the Company's common stock for $100,000 ($.10 per share) during April, 1995 and that other transactions or exchanges in the securities of the Company have occurred in which the common stock of the Company was valued at substantially less than the arbitrary $.75 per share conversion ratio utilized

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in this  transaction (see Exhibit A, Form 10-KSB for the year ended December 31,
1995,  "Preferred  Stock,"  "Debentures" and "Price Range for Common Stock").

5.16 Holder acknowledges that the Company makes no representations or assurances as to the federal or state income tax implications, either to the Holder or the Company, of this Exchange Agreement. The Company has offered no opinion or advice in this respect and Holder acknowledges that the Company and its management have urged Holder to consult with his professional advisors with respect to any such tax implications.

5.17 Holder acknowledges that no representations or assurances have been given to Holder by the Company or anyone acting in its behalf as to the continued operations of the Company or the financial or other success thereof and Holder recognizes that the Shares represent a speculative investment and involve risk factors including, but not limited to, those set forth in the Exhibits hereto including the risk of loss of Holder's entire investment in the Company.

5.18 Holder has not assigned or transferred the Preferred Stock or any interest therein and the exchange thereof by Holder under this Agreement, to the knowledge of Holder, will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance on, the Preferred Stock or the Shares pursuant to any agreement, contract or other instrument to which the Holder or the Preferred Stock is or may be bound.

5.19 Holder acknowledges that the conversion ratio for the Exchange of the Preferred Stock for the Shares has been arbitrarily determined by the Company and bears no relationship to book value, present or future tangible or intangible assets of the Company or earnings of the Company or any usual investment criteria.

         6. Loss of Priority. Holder acknowledges that under the terms of the Preferred Stock, conversion is at the option of the Preferred Stockholder. If the Holder does not convert and execute this Exchange Agreement, then the Preferred Stock will continue to pay or accrue dividends at the rate of 8% per annum and the Preferred Stock would have a preference in any liquidation of the Company over the common stockholders. If the Holder exchanges the Holder's Preferred Stock, the Holder forever relinquishes any priority the Holder would have had as compared to the common shareholders in a liquidation of the Company.


     7. Further Assurances. Each party shall, at any time and from time to time, at the other's request, execute, acknowledge and deliver any instrument that may be necessary or proper to carry out the provisions of this Agreement.

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        8.  Time of the Essence.  Time shall be of the essence in satisfying the terms and conditions of this Agreement.

        9. Attorneys' Fees. In the event a dispute arises with respect to this Agreement, and such dispute is not resolved prior to final judicial determination, the party prevailing in such dispute shall be entitled to recover all expenses, including, without limitation, reasonable attorneys' fees and expenses.

      10. Complete Agreement of the Parties. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties with respect to the subject matter hereof and contains all of the covenants and agreements between the parties with respect to such subject matter in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone herein, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding. This Agreement may be changed or amended only by an amendment in writing signed by all of the parties or their respective successors in interest.

     11. Assignment. This Agreement and the rights and obligations of Holder hereunder are personal to Holder and may not be transferred or assigned without the prior written consent of the Company.

     12. Binding. Subject to the provisions of Section 11 hereof, this Agreement shall be binding upon and inure to the benefit of the successors in interest, assigns and personal representatives of the respective parties.

    13. Number and Gender. Whenever the singular number is used in this Agreement and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders and the word "person" shall include corporation, firm, partnership or other form of association.

    14. Failure to Object Not a Waiver. The failure of either party to this Agreement to object to, or to take affirmative action with respect to, any conduct of the other which is in violation of the terms of this Agreement, shall not be construed as a waiver of the violation or breach or of any future violation, breach or wrongful conduct.

     15. Unenforceable Terms. Any provision hereof prohibited by law or unenforceable under any applicable law of any jurisdiction shall as to such jurisdiction be ineffective without affecting any other provision of this Agreement. To the full extent, however, that the provisions of such applicable law may be waived, they are hereby waived to the end that this Agreement be deemed to be a valid and binding enforceable agreement in accordance with its terms
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    16.  Miscellaneous  Provisions.  The various headings and numbers herein and the groupings of provisions of this Agreement into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof. The language in all parts of this Agreement shall in all cases be construed in accordance to its fair meaning as if prepared by all parties to the Agreement and not strictly for or against any of the parties.

    EXECUTED AS OF THE DATE FIRST ABOVE WRITTEN


                                                INMEDICA DEVELOPMENT CORPORATION
 (Holder Signature)

 (Print Name)                                   By Larry E. Clark, President




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